SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------
                                 CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





          Date of Report (Date of Earliest Event Reported) May 18, 2004



                         COMMISSION FILE NUMBER: 1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)


  NORTH CAROLINA                                            56-0769274
--------------------------                 ------------------------------------
(State of Incorporation)                   ( I.R.S. Employer Identification No.)





            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
                     (Address of Principal Executive Office)


         Registrant's telephone number, including area code 828-456-3545
                                                            ------------










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ITEM 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On May 17, 2004, Wellco Enterprises, Inc. issued a press release regarding its operating results for the nine months ended April 3, 2004, the third quarter of fiscal year 2004. A copy of this press release is attached hereto as Exhibit 99(a).


Exhibit Index

99(a) Press release, dated: May 17, 2004, issued by Wellco Enterprises, Inc.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            WELLCO ENTERPRISES, INC.



 /s/ David Lutz
------------------------------------
 David Lutz
 President - Chief Executive Officer


Dated: May 18, 2004














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              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
              ----------------------------------------------------
         FOR THE FISCAL QUARTER AND NINE MONTHS ENDED APRIL 3, 2004, AND
         ---------------------------------------------------------------
                         A 50% INCREASE IN CASH DIVIDEND
                         -------------------------------


Waynesville, North Carolina, May 17, 2004--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income for the nine month period ended April 3, 2004 (current nine month period) of $1,590,000, equivalent to basic earnings per share of $1.34 ($1.31 diluted), from revenues of $31,519,000. This compares to net income after cumulative effect of change in accounting principle of $204,000, equivalent to basic earnings per share of $.17 ($.17 diluted), from revenues of $16,078,000 in the prior year nine month period ended March 29, 2003 (prior nine month period).

Since late March 2003, the Defense Supply Center Philadelphia (DSCP, the Department of Defense agency with which the Company contracts for the manufacture of combat boots) continuously invoked its surge option in response to the need for desert boots used by U. S. Armed Forces personnel in Iraq. The surge option requires Wellco to significantly increase its rate of boot production. In the current nine month period the Company shipped 383,000 pairs of combat boots compared to 178,000 pairs in the prior nine month period.

Revenues from technical assistance fees and equipment rentals from licensees, which vary with licensee sales, were greater in the current nine month period because of increased sales of certain licensees.

Prior nine month period net income has been reduced by a $228,000 write-off of goodwill. Under the applicable accounting standard, this write-off was originally recorded in the fourth quarter of fiscal year 2003, and interim periods for fiscal year 2003 have been restated to reflect the write-off in the first quarter of that year.

For the three month period ended April 3, 2004 (current three month period), net income was $623,000, equivalent to basic earnings per share of $.52 ($.50 fully diluted), from revenues of $11,513,000. This compares with net loss of $26,000, equivalent to basic loss per share of $.02 ($.02 diluted) from revenues of $5,572,000 in the prior year quarter ended March 29, 2003 (prior three month period).

In the current three month period the Company shipped 131,000 pairs of combat boots compared to 52,000 pairs in the prior year three month period.

As previously reported, the production startup of the Army's new Infantry Combat Boot (ICB) was affected by a product testing issue that has now been favorably resolved. As a result, shipments of significant pairage of ICB boots was delayed and will be reflected in the fourth quarter of the 2004 fiscal year.

At a May 13, 2004 meeting, the Wellco Board of Directors declared a quarterly cash dividend of $.15 per share payable on June 25, 2004 to shareholders of record on May 28, 2004. This represents a 50% increase in the per share amount of cash dividend paid quarterly by the Company during the last several years.



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Except for historical information, this Release includes forward-looking statements that involve risks and uncertainties, including, but not limited to, the receipt of contracts from the U. S. government and others, and the performance thereunder, the ability to control costs under fixed price contracts, the cancellation of contracts, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended June 28, 2003. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligations to update any forward-looking statements.


Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102

                                                                  Exhibit 99(a)



                            WELLCO ENTERPRISES, INC.
                         CONSOLIDATED OPERATING RESULTS
                                   (UNAUDITED)

        (000's omitted except for per share amounts and number of shares)
                                                         Fiscal Nine Months Ended                       Fiscal Three Months Ended
------------------------------------------------------------------------------------------------------------------------------------
                                                        April 3,         March 29,                    April 3,             March 29,
                                                            2004              2003                        2004                  2003
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                 $31,519                 $16,078               $11,513                $5,572
------------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)                                    2,074                     530                   808                  (26)
------------------------------------------------------------------------------------------------------------------------------------
Net Interest Income (Expense)                              (135)                    (16)                  (74)                   (5)
------------------------------------------------------------------------------------------------------------------------------------
Income(Loss) Before Income                                 1,939                     514                   734                  (31)
Taxes
------------------------------------------------------------------------------------------------------------------------------------
Provision (Benefit) for Income
Taxes                                                        349                      82                   111                   (5)
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) before
Cumulative Effect of Change in
Accounting Principle                                       1,590                     432                   623                  (26)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Effect of Change in
Accounting Principle                                           -                   (228)                     -                     -
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                         $1,590                    $204                  $623                 ($26)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss) Per Share:
------------------------------------------------------------------------------------------------------------------------------------
Basic, Before Cumulative Effect                            $1.34                   $0.36                 $0.52               ($0.02)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Effect                                              -                 ($0.19)                     -                     -
------------------------------------------------------------------------------------------------------------------------------------
Basic, After Cumulative Effect                             $1.34                   $0.17                 $0.52               ($0.02)
------------------------------------------------------------------------------------------------------------------------------------
Diluted, Before Cumulative
Effect                                                     $1.31                   $0.36                 $0.50               ($0.02)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Effect                                              -                 ($0.19)                     -                     -
------------------------------------------------------------------------------------------------------------------------------------
Diluted, After Cumulative Effect                           $1.31                   $0.17                 $0.50               ($0.02)
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares
Outstanding:
------------------------------------------------------------------------------------------------------------------------------------
For Basic Earnings Per Share                           1,190,388               1,185,365             1,199,977             1,185,746
------------------------------------------------------------------------------------------------------------------------------------
For Diluted Earnings Per Share                         1,215,258               1,215,378             1,249,379             1,185,746
------------------------------------------------------------------------------------------------------------------------------------








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